EXHIBIT 10.3

[ECHELON LOGO]

                                   MEMORANDUM

DATE:    AUGUST 12, 1999

TO:      JULIO A. MAGGI

FROM:    SUSAN G. JOHNSON

RE:      EMPLOYMENT AGREEMENT - AMENDMENT
--------------------------------------------------------------------------------

         To confirm the action of the Echelon International Corporation Board of Directors and Compensation Committee, please note the following amendment to your Employment Agreement dated November 20, 1996, amended and restated as of September 18,1998:

TO EXHIBIT A, LTIP SECTION ADD THE FOLLOWING:

1999, 2000,2001 CYCLE YEARS

         The following table sets forth the Cumulative Net Asset Value Per Share for the Threshold, Target and Maximum awards. Under the Board approved methodology, the Net Asset Value Per Share as of 01/01/99 was $34.85. The Threshold level requires a cumulative 5% increase in Net Asset Value Per Share for the three years ending 12/31/2001, the Target level requires a cumulative 9% increase in Net Asset Value Per Share for the three years ending 12/31/2001, and the Maximum level requires a cumulative 13% increase in Net Asset Value Per Share for the three years ending 12/31/2001.

                      LTIP AWARDS FOR THE 1999 - 2001 CYCLE
--------------------------------------------------------------------------------
LTIP                                THRESHOLD       TARGET        MAXIMUM
--------------------------------------------------------------------------------
Assumes 9%                              5%             9%            13%
CAP rate
--------------------------------------------------------------------------------
Net Asset     Beginning of           $ 34.85        $ 34.85        $ 34.85
Value Per     period 01/01/99
Share
--------------------------------------------------------------------------------
Net Asset     As of                  $ 40.34        $ 45.13        $ 50.29
Value Per     12/31/2001
Share
--------------------------------------------------------------------------------

         The following table sets forth the incremental annual award correlating to the Threshold, Target and Maximum LTIP Cumulative Net Asset Values and awards associated with achieving such levels of cumulative net asset value per share:

--------------------------------------------------------------------------------
                     SUBSEQUENT LTIP CYCLES (IF APPLICABLE)
       THREE-YEAR CYCLES ENDING EACH FISCAL YEAR 12/31/2001 AND THEREAFTER
--------------------------------------------------------------------------------
                         INDIVIDUAL-         COMPANY-
     PERFORMANCE         BASED LTIP         BASED LTIP          TOTAL
        LEVEL              AWARD              AWARD           LTIP AWARD
                           (60%)              (40%)             (100%)
--------------------------------------------------------------------------------
THRESHOLD                600 shares         400 shares       1,000 shares
--------------------------------------------------------------------------------
TARGET                 1,200 shares         800 shares       2,000 shares
--------------------------------------------------------------------------------
MAXIMUM                1,800 shares       1,200 shares       3,000 shares
--------------------------------------------------------------------------------

For purposes of administering the LTIP, during the 1999, 2000, 2001 three year-cycle, provided the Executive is then employed by the Company under this Agreement, the number of periodic options awarded to the Executive (I) shall be based upon the satisfaction of both the Executive's Individual Performance Goals and the Company Performance Goals; (ii) if the threshold Company or Individual Performance Goals are not achieved the applicable Company Based LTIP Award or the Individual Based LTIP Award will not be paid, (iii) if actual Company/Individual Performance exceeds the threshold but is less than the target, for such period, or exceeds the target but is less than the maximum, for such period, the award shall be proportionately increased above the threshold bonus amount or the target bonus amount, as the case may be; and (iv) if the actual Company/Individual Performance equals or exceeds the maximum, the maximum award will be paid, but no additional amount of the LTIP Award will be granted under the LTIP regardless of the amount by which actual Performance for such LTIP Cycle exceeds the maximum Performance Goals; (v) the option exercise price shall be the closing price on April 19, 1999, ($19.9375); and (vi) the options shall be 100% vested as of the date of the satisfaction of the applicable performance goal.

         Please execute a copy of this memo and return it to me in the enclosed envelope. Should you have any questions, please contact me.

                                      # # #


Accepted and Acknowledged on _____________________{date}


By:__________________________________________________


                                       2